UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2015

TE CONNECTIVITY LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Frederic M. Poses has reached the Board’s retirement age of 72 and therefore, in accordance with the Board’s retirement policy, was not nominated for re-election as a director of TE Connectivity Ltd. (the “Company”) at the Annual General Meeting of Shareholders of the Company held on March 3, 2015 (“AGM”).

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the AGM, shareholders of the Company approved amendments to the Company’s Articles of Association to implement requirements under the Swiss Ordinance Against Excessive Compensation at Listed Corporations and certain other matters relating to shareholder voting standards (the “Amendments”).  The proposals to adopt the Amendments were previously disclosed in Agenda Item Numbers 8, 9, 10 and 11 in the Company’s Definitive Proxy Statement as filed with the Securities and Exchange Commission (the “SEC”) on January 14, 2015 as supplemented by the Supplements to the Proxy Statement filed on February 13, 2015 and March 2, 2015 with the SEC.  The Amendments became effective upon the registration of the amended and restated Articles of Association with the commercial register of the Canton of Schaffhausen, Switzerland on March 4, 2015.

The foregoing description of the Amendments is qualified in its entirety by reference to the Company’s amended and restated Articles of Association attached hereto as Exhibit 3.1 and incorporated herein by reference.

On March 4, 2015, the Board of Directors of the Company amended and restated its Organizational Regulations to make conforming changes to reflect the amendments to the Company’s Articles of Association as approved by shareholders at the AGM.

The foregoing description of the amendments to the Company’s Organizational Regulations is qualified in its entirety by reference to the Company’s amended and restated Organizational Regulations attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit Number	Description
3.1	Articles of Association of TE Connectivity Ltd. (TE Connectivity AG) (TE Connectivity SA), as amended and restated
3.2	Organizational Regulations of TE Connectivity Ltd. (TE Connectivity AG) (TE Connectivity SA), as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.
(Registrant)

	By:	/s/ Harold G. Barksdale
Harold G. Barksdale
Corporate Secretary

Date: March 6, 2015